UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2024

SURF AIR MOBILITY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41759	36-5025592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12111 S. Crenshaw Blvd.

Hawthorne, CA 90250

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (424) 332-5480

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common stock, par value $0.0001 per share	SRFM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Definitive Material Agreement.

On August 9, 2024, Surf Air Mobility Inc. (the “Company”) entered into a joint venture agreement (the “JV Agreement”) with Palantir Technologies, Inc. (“Palantir”). Pursuant to the JV Agreement, the Company will establish Surf Air Technologies LLC, a subsidiary of the Company (“Surf Air Technologies”), to develop, market, sell, maintain, and support an artificial intelligence-powered software platform for the advanced air mobility industry, which will be powered by Palantir, to provide operators of all types of aircraft, amongst other software products and solutions, with systems for the management of planes, airline operations, and customer facing applications (the “Software Platform”).

The JV Agreement provides that the Company will assign certain agreements regarding subscription access to certain of Palantir’s proprietary commercial software platforms (the “Palantir Platforms”) to Surf Air Technologies. The Company has agreed to contribute the software and intellectual property the Company has developed relating to the Software Platform; the data and know-how from its operations on an ongoing basis to support the development, maintenance, support, and operation of the Software Platform; and the employees and contractors directly involved in developing the Software Platform. Palantir has agreed to contribute a service contract to provide implementation engineering services in support of Surf Air Technologies’ use of the Palantir Platforms, which may include its interface the Software Platform. Surf Air Technologies will also be capitalized by outside third-party investors sourced by the Company and Palantir, with an initial target raise of not less than $5 million.

The Closing of the transactions contemplated by the JV Agreement is anticipated to occur no later than November 30, 2024 and is subject to certain customary conditions, including the following: establishment of Surf Air Technologies as a Delaware limited liability company, signing of Surf Air Technologies’ operating agreement, contributions by each party to Surf Air Technologies, the securing and funding of outside capital, receipt of internal approvals by the Company and Palantir, and confirmation of sufficient evidence regarding Surf Air Technologies’ ability to meet ongoing financial obligations.

Under the JV Agreement, the Company is entitled to designate four of the five members of the board of directors of Surf Air Technologies and Palantir is entitled to designate one board member. The JV Agreement also provides that the Company will be primarily responsible for oversight of Surf Air Technologies and shall designate the Chair of the board of directors, the legal representative, and the General Manager of Surf Air Technologies.

The JV Agreement also provides that the Company and Palantir have certain rights in connection with Surf Air Technologies, including pre-emptive rights if Surf Air Technologies proposes to increase its registered capital, a right of first refusal to purchase equity in Surf Air Technologies that the other party may propose to transfer to a third party, the Company’s right to buy out Palantir’s stake in Surf Air Technologies, Palantir’s right to exchange shares in the Company for equity in Surf Air Technologies, and the right to purchase all of the other party’s equity in the event of bankruptcy of the other party.

The foregoing description of the JV Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the JV Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release announcing the signing of the JV Agreement. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K, and is incorporated herein by reference.

The information in this Item 7.01 of this report (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18, of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts, including statements relating to the formation of Surf Air Technologies, the closing of the transactions contemplated by the JV Agreement, and the anticipated benefits of the foregoing are forward-looking statements. These statements are based on the beliefs of management as well as assumptions made using information currently available to management. As such, they are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, among many others: the risk that the Company and Palantir may not successfully consummate the transaction contemplated by the JV Agreement; the risk that any projections, including earnings, revenues, expenses, synergies, margins or any other financial items that form the basis for management’s plans and assumptions will not be realized; the risk that Surf Air Technologies is unable to successfully develop, market, and sell software that maximizes the utility of AI and functions as intended; the risk that competitors may provide similar offers that fulfill the needs of target customers; the risks associated with the Company’s obligations to comply with applicable laws, government regulations and rules and standards of the New York Stock Exchange; and general economic conditions. These and other risks are discussed in detail in the periodic reports that the Company files with the SEC, and investors are urged to review those periodic reports and the Company’s other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, before making an investment decision. The Company assumes no obligation to update its forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description

10.1	Joint Venture Agreement, dated August 9, 2024, between Surf Air Mobility, Inc. and Palantir Technologies, Inc.
99.1	Press release dated August 13, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SURF AIR MOBILITY INC.

Date: August 13, 2024	By:	/s/ Deanna White
	Name:	Deanna White
	Title:	Interim Chief Financial Officer